                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 26, 1999


                         WESTERFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

   Delaware                        0-22772                          81-0487794
--------------------------------------------------------------------------------
(State or other             (Commission File No.)                  (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                       Number)

   110 East Broadway, Missoula, Montana                                 59802
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (406) 721-5254
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

                   On July 26, 1999 the Registrant issued the press releases attached as Exhibit 99.6.


Item 7.   Financial Statements and Exhibits

          (a)      Exhibits

                   99.6     Press releases, dated July 26, 1999

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WesterFed Financial Corporation


Date:      August 2, 1999              By: /s/ Suzanne Loewen
      ------------------------             -------------------------------------
                                               Suzanne Loewen
                                               Secretary

                                Index to Exhibits




                                                                   Sequentially
                                                                   Numbered Page
                                                                  Where Attached
 Exhibit                                                             Exhibits
  Number                                                            are located
  ------                                                           ------------
   99.6           Press Releases dated July 26, 1999                     5

CONSOLIDATED BALANCE SHEETS
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except per share data)

                                                                        June 30,     June 30,
                                                                          1999         1998
                                                                      ----------    ----------
                     ASSETS
Cash and due from banks                                               $   25,867    $   19,440
Interest-bearing due from banks                                            3,079         9,628
                                                                      ----------    ----------
       Cash and cash equivalents                                          28,946        29,068

Interest-bearing deposits                                                  1,985           100
Investment securities available-for-sale                                 103,441       108,511
Investment securities, at amortized cost (estimated market value
  of $9,255 at June 30, 1999 and $16,974 at June 30, 1998)                 9,235        16,847
Stock in Federal Home Loan Bank of Seattle, at cost                       14,615        13,560
Mortgage-backed securities available-for-sale                             68,029        24,135
Mortgage-backed securities, at amortized cost (estimated market value
  of $85,252 at June 30, 1999 and $104,962 at June 30, 1998)              83,720       102,298
Loans available-for-sale                                                   3,740         6,922
Loans receivable, net                                                    627,631       650,371
Interest receivable                                                        7,635         7,778
Premises and equipment, net                                               28,269        30,089
Core deposit intangible                                                    3,741         4,518
Goodwill                                                                  15,096        15,762
Cash surrender value of life insurance policies                            6,916         6,705
Other assets                                                               4,350         5,472
                                                                      ----------    ----------
       Total assets                                                   $1,007,349    $1,022,136
                                                                      ==========    ==========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits                                                            $  645,549    $  636,441
  Repurchase agreements                                                    6,702         6,233
  Borrowed funds                                                         244,483       248,953
  Advances from borrowers for taxes and insurance                          3,302         4,052
  Income taxes - current and deferred                                      1,552         2,289
  Accrued interest payable                                                 6,156         4,480
  Accrued expenses and other liabilities                                   8,456         9,988
                                                                      ----------    ----------
       Total liabilities                                                 916,200       912,436
                                                                      ----------    ----------
Stockholders' Equity:
  Preferred stock, $.01 par value, 5,000,000 shares authorized;
    none outstanding                                                          --            --
  Common stock, $.01 par value, 10,000,000 shares authorized;
   4,538,557 shares outstanding at June 30, 1999, and
   5,585,303 outstanding at June 30, 1998                                     56            56
  Paid-in capital                                                         69,572        68,923
  Common stock acquired by ESOP/RRP                                       (2,216)       (2,520)
  Treasury stock, at cost                                                (25,319)       (3,461)
  Net unrealized gain (loss) on securities available-for-sale             (1,717)           23
  Retained earnings                                                       50,773        46,679
                                                                      ----------    ----------
       Total stockholders' equity                                         91,149       109,700
                                                                      ----------    ----------
       Total liabilities and stockholders' equity                     $1,007,349    $1,022,136
                                                                      ==========    ==========
       Book value per share                                           $    20.08    $    19.64
                                                                      ==========    ==========
       Tangible book value per share                                  $    15.93    $    16.01
                                                                      ==========    ==========

CONSOLIDATED STATEMENTS OF INCOME
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except per share data)


                                                                         Three Months Ended      Twelve Months Ended
                                                                               June 30,                June 30,
                                                                          1999         1998         1999        1998
                                                                       ---------    ---------    ---------   ---------
Interest income:
   Loans receivable                                                    $  13,115    $  14,073    $  53,773   $  56,261
   Mortgage-backed securities                                              2,249        2,248        8,033       9,676
   Investment securities                                                   1,917        2,009        8,048       7,580
   Interest-bearing deposits                                                  99          155          606         675
   Other                                                                      88           80          338         332
                                                                       ---------    ---------    ---------   ---------
     Total interest income                                                17,468       18,565       70,798      74,524
                                                                       ---------    ---------    ---------   ---------
Interest expense:
   NOW and money market demand                                               869          841        3,379       3,321
   Savings                                                                   522          646        2,264       2,658
   Certificates of deposit                                                 4,768        5,476       20,444      21,824
                                                                       ---------    ---------    ---------   ---------
                                                                           6,159        6,963       26,087      27,803

   Borrowed funds                                                          3,284        3,497       13,157      14,483
                                                                       ---------    ---------    ---------   ---------
     Total interest expense                                                9,443       10,460       39,244      42,286
                                                                       ---------    ---------    ---------   ---------
     Net interest income                                                   8,025        8,105       31,554      32,238
Provision for loan losses                                                    445          210        1,300         840
                                                                       ---------    ---------    ---------   ---------
     Net interest income after provision for loan losses                   7,580        7,895       30,254      31,398
                                                                       ---------    ---------    ---------   ---------
Non-interest income:
   Loan origination fees on loans sold                                       645          665        2,633       2,268
   Service fees                                                              989        1,105        4,471       4,486
   Net gain on sale of loans available-for-sale                              293          261        1,060         956
   Net gain on sale of securities available-for-sale                          64           91           89          97
   Other                                                                     551          178        1,045         574
                                                                       ---------    ---------    ---------   ---------
     Total non-interest income                                             2,542        2,300        9,298       8,381
                                                                       ---------    ---------    ---------   ---------
Non-interest expenses:
   Compensation and employee benefits                                      3,850        3,164       13,695      13,149
   Net occupancy expense of premises                                         493          548        2,035       2,153
   Equipment and furnishings expense                                         626          598        2,313       1,846
   Data processing expense                                                   403          427        1,627       1,644
   Deposit insurance premium                                                  85           90          344         358
   Intangibles amortization                                                  337          373        1,443       1,391
   Marketing and advertising                                                 125          162          616         789
   Other                                                                   1,397        1,548        6,153       6,429
                                                                       ---------    ---------    ---------   ---------
     Total non-interest expense                                            7,316        6,910       28,226      27,759
                                                                       ---------    ---------    ---------   ---------
     Income before income taxes                                            2,806        3,285       11,326      12,020

Income taxes                                                               1,050        1,292        4,403       4,760
                                                                       ---------    ---------    ---------   ---------
     Net income                                                        $   1,756    $   1,993    $   6,923   $   7,260
                                                                       =========    =========    =========   =========
Net income per common share:
   Basic                                                               $    0.40    $    0.37    $    1.43   $    1.37
                                                                       =========    =========    =========   =========
   Diluted                                                             $    0.39    $    0.35    $    1.37   $    1.29
                                                                       =========    =========    =========   =========
Dividends per share                                                    $   0.200    $   0.180    $   0.620   $   0.540
                                                                       =========    =========    =========   =========
Dividend payout ratio - basic                                              50.00%       48.65%       43.36%      39.42
                                                                       =========    =========    =========   =========
Average common and common equivalent shares outstanding:
   Basic                                                               4,337,573    5,361,682    4,830,068   5,317,577
                                                                       =========    =========    =========   =========
   Diluted                                                             4,467,867    5,656,659    5,071,563   5,627,318
                                                                       =========    =========    =========   =========

WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
Selected Financial Ratios and Other Data:

                                                                           Three Months Ended     Twelve Months Ended
                                                                                 June 30,               June 30,
                                                                          -------------------     -------------------
                                                                           1999         1998        1999       1998
                                                                          ------       ------      ------     ------
Performance Ratios:
  Return on assets (ratio of net income to average total assets (1)         0.70%        0.79%       0.70%      0.72%
  Return on equity (ratio of net income to average equity)(1)               7.63         7.28        6.93       6.73

  Interest rate spread information:
       Average during period                                                3.35         3.22        3.26       3.19
       End of period                                                        3.16         2.99        3.16       2.99
  Net interest margin (1) (2)                                               3.50         3.48        3.46       3.46
  Ratio of non-interest expense to average total assets (1)                 2.93         2.72        2.84       2.74

Asset Quality Ratios:
  Non-performing assets to total assets, at end of period                   0.42         0.49        0.42       0.49
  Total allowance for loan losses to total non-performing
     assets (3)                                                           121.13        97.44      121.13      97.44

Capital Ratios:
  Stockholders' equity to total assets, at end of period                    9.05        10.73        9.05      10.73
  Tangible stockholders' equity to tangible assets, at end of period        7.32         8.93        7.32       8.93
  Ratio of average interest-earning assets to average
     interest-bearing liabilities                                         103.56       105.66      104.69     105.74
-----------------------------------------------------------------------------------------------------------------------

(1)  Annualized
(2)  Net interest income divided by average interest-earning assets
(3)  Includes non-performing and foreclosed assets

                            WESTERFED FINANCIAL CORP

                                                  -------------------------------------    ------------------------------------
                                                             JUNE 30, 1999 - QTD                    JUNE 30, 1998 - QTD
                                                  -------------------------------------    ------------------------------------
                                                   Average        Interest                   Average        Interest
                                                  Outstanding      Earned/       Yield/     Outstanding     Earned/      Yield/
                                                  Balance (5)       Paid         Rate        Balance (5)     Paid         Rate
                                                  -------------------------------------    ------------------------------------
INTEREST EARNING ASSETS:                                                        (Dollars in Thousands)
  Loans receivable (1) (2)                         $634,751       $13,115        8.26%      $660,324        $14,073       8.52%
  Mortgage-backed securities (2)                    145,613         2,249        6.18%       129,467          2,248       6.95%
  Investments (2)                                   125,537         1,917        6.11%       130,451          2,009       6.16%
  Other interest-earning assets (3)                   4,874            99        8.12%         5,494            155      11.29%
  Cash surrender value of life insurance              6,889            88        5.11%         6,681             80       4.79%
                                                  -------------------------------------    ------------------------------------
    Total Interest-Earning Assets                   917,664        17,468        7.61%       932,417         18,565       7.96%
                                                  =====================================    ====================================
INTEREST-BEARING LIABILITIES:
  Certificates of deposits                          368,717         4,768        5.17%       381,844          5,476       5.74%
  Savings accounts                                   89,443           522        2.33%        94,552            646       2.73%
  Demand and now accounts                           114,254           195        0.68%       105,346            284       1.08%
  Money market accounts                              71,049           674        3.79%        54,334            557       4.10%
                                                  -------------------------------------    ------------------------------------
    Total deposits                                  643,463         6,159        3.83%       636,076          6,963       4.38%
  FHLB advances and other borrowed money            242,646         3,284        5.41%       246,432          3,497       5.68%
                                                  -------------------------------------    ------------------------------------
    Total Interest-Bearing Liabilities              886,109         9,443        4.26%       882,508         10,460       4.74%
                                                  =====================================    ====================================

Net interest income                                                $8,025                                    $8,105
                                                                   ======                                    ======
Net interest rate spread                                                         3.35%                                    3.22%
                                                                                 =====                                    =====
Net interest earning assets                         $31,555                                  $49,909
                                                    =======                                  =======

Net interest margin (4)                                                          3.50%                                    3.48%
                                                                                 =====                                    =====
Average interest-earning assets
  to average interest-bearing liabilities                          103.56%                                   105.66%
                                                                   =======                                   =======

(RESTUBBED TABLE)

                                                  -------------------------------------    ------------------------------------
                                                             JUNE 30, 1999 - YTD                    JUNE 30, 1998 - YTD
                                                  -------------------------------------    ------------------------------------
                                                   Average        Interest                   Average        Interest
                                                  Outstanding      Earned/       Yield/     Outstanding     Earned/      Yield/
                                                  Balance (5)       Paid         Rate        Balance (5)     Paid         Rate
                                                  -------------------------------------    ------------------------------------
INTEREST EARNING ASSETS:                                                        (Dollars in Thousands)
  Loans receivable (1) (2)                         $641,001       $53,773        8.39%      $662,536        $56,261       8.49%
  Mortgage-backed securities (2)                    126,339         8,033        6.36%       140,994          9,676       6.86%
  Investments (2)                                   128,920         8,048        6.24%       113,412          7,580       6.68%
  Other interest-earning assets (3)                   9,090           606        6.67%         8,702            675       7.76%
  Cash surrender value of life insurance              6,842           338        4.94%         6,540            332       5.08%
                                                  -------------------------------------    ------------------------------------
    Total Interest-Earning Assets                  $912,191       $70,798        7.76%       932,183         74,524       7.99%
                                                  =====================================    ====================================
INTEREST-BEARING LIABILITIES:
  Certificates of deposits                         $374,155       $20,444        5.46%       380,726         21,824       5.73%
  Savings accounts                                   90,586         2,264        2.50%        96,966          2,658       2.74%
  Demand and now accounts                           112,744           876        0.78%       106,392          1,209       1.14%
  Money market accounts                              64,481         2,503        3.88%        52,496          2,112       4.02%
                                                  -------------------------------------    ------------------------------------
    Total deposits                                  641,966        26,087        4.06%       636,581         27,803       4.37%
  FHLB advances and other borrowed money            229,389        13,157        5.74%       244,964         14,483       5.91%
                                                  -------------------------------------    ------------------------------------
    Total Interest-Bearing Liabilities             $871,355       $39,244        4.50%       881,545         42,286       4.80%
                                                  =====================================    ====================================

Net interest income                                               $31,554                                   $32,238
                                                                  =======                                   =======
Net interest rate spread                                                         3.26%                                    3.19%
                                                                                 =====                                    =====
Net interest earning assets                         $40,836                                  $50,638
                                                    =======                                  =======
Net interest margin (4)                                                          3.46%                                    3.46%
                                                                                 =====                                    =====
Average interest-earning assets
  to average interest-bearing liabilities                          104.69%                                   105.74%
                                                                   =======                                   =======

(1) Calculated net of deferred loan fees, loan discounts, loans in process and loss reserves
(2) Includes held and available for sale categories
(3) Includes primarily short term liquid assets
(4) Net interest income divided by average interest earning assets
(5) Based on average monthly balances

 WESTERFED FINANCIAL CORPORATION
      Non-Performing Assets

                                                                          June 30,    June 30,
                                                                            1999        1998
----------------------------------------------------------------------------------------------
                                                                             (In Thousands)
Non-accruing loans:
Real Estate:
     One-to-four family                                                   $  521      $1,967
     Multi-family                                                              -          89
     Nonresidential property (except land)                                     -          35
     Land                                                                      -           -
     Construction                                                            112         362
Agriculture                                                                  106           -
Commercial - non real estate                                               1,098          32
Consumer                                                                   1,212       1,504
----------------------------------------------------------------------------------------------
     Total                                                                 3,049       3,989
----------------------------------------------------------------------------------------------

Accruing loans delinquent
     90 days or more:
Real Estate:
     One-to-four family                                                      426         442
     Multi-family                                                              -           -
     Nonresidential property (except land)                                     -           -
     Construction                                                            344           -
Agriculture                                                                    -           -
Commercial - non real estate                                                   -          10
Consumer                                                                       5         174
----------------------------------------------------------------------------------------------
     Total                                                                   775         626
----------------------------------------------------------------------------------------------

Foreclosed assets:
Real Estate:
     One-to-four family                                                      238         279
     Multi-family                                                              -           -
     Commercial                                                                -           -
     Land                                                                     26          28
     Construction                                                              -           -
Consumer                                                                     106         114
----------------------------------------------------------------------------------------------
     Total                                                                   370         421
----------------------------------------------------------------------------------------------
Total non-performing assets                                               $4,194      $5,036
==============================================================================================

WESTERFED FINANCIAL CORPORATION
Allowance for Loan Losses

                                                                       For the Three Month     For the Twelve Month
                                                                            Period Ended          Period Ended
                                                                             June 30,                June 30,
                                                                       -------------------      --------------------
                                                                          1999      1998          1999     1998
                                                                       ---------   -------      -------   ------
                                                                           (In Thousands)         (In Thousands)
                                                                       --------------------     -----------------
Balance at beginning of period.......................................     $5,009   $5,044        $4,907   $4,651
                                                                          ------   ------        ------   ------
Charge-Offs:
Real Estate:
   One- to four-family...............................................        (47)      --          (177)      --
   Commerical........................................................         --       --            --       --
Other:
   Commerical........................................................         --      (26)          (49)     (26)
   Consumer..........................................................       (365)    (347)       (1,002)    (611)
                                                                          ------   ------        ------   ------
Total charge-offs....................................................       (412)    (373)       (1,228)    (637)
                                                                          ------   ------        ------   ------
Recoveries:
Other:
   Commerical........................................................          2       --             6        3
   Consumer..........................................................         36       26            95       50
                                                                          ------   ------        ------   ------
Total recoveries.....................................................         38       26           101       53
                                                                          ------   ------        ------   ------
Net charge-offs......................................................       (374)    (347)       (1,127)    (584)
Provisions charged to operations.....................................        445      210         1,300      840
                                                                          ------   ------        ------   ------
Balance at end of period.............................................     $5,080   $4,907        $5,080   $4,907
                                                                          ======   ======        ======   ======
Ratio of net charge-offs during the period to average loans
   outstanding during the period.....................................       0.06%    0.05%         0.18%    0.09%
                                                                          ======   ======        ======   ======
Ratio of net charge-offs during the period to average non-
   performing assets during the period...............................       9.21%    5.98%        25.21%   11.92%
                                                                          ======   ======        ======   ======
Ratio of allowance for loan losses to net loans before
   allowance.........................................................       0.80%    0.74%         0.80%    0.74%
                                                                          ======   ======        ======   ======